Net Income Per Share	12 Months Ended
Dec. 31, 2015
Net Income Per Share
Net Income Per Share

16.Net Income Per Share

Basic and diluted net income per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB

Numerator:
Net income	63,656	20,107	25,424

Denominator:
Weighted average number of ordinary shares outstanding—basic	44,910,676	44,423,885	44,253,419
Dilutive effect of share options	917,246	966,924	1,290,520

Weighted average number of ordinary shares outstanding—diluted	45,827,922	45,390,809	45,543,939

Basic net income per share	1.42	0.45	0.57
Diluted net income per share	1.39	0.44	0.56

For the years ended December 31, 2013, 2014 and 2015, the potentially dilutive share options and Restricted Shares of 296,857, 120,758 and 156,505, respectively, were not included in the calculation of diluted net income per share where their inclusion would be anti-dilutive.

As of December 31, 2013, 2014 and 2015, 339,336, 592,097 and nil ordinary shares were issued to a depository and the sole purpose of such depository is to issue ADS upon the exercise of options granted pursuant to the Plan. These shares were not issued to any option holders. The shares issued and held with the depository do not have any shareholder rights and do not have rights to any dividends if and when declared by the Company. Accordingly, these shares held with the depository are accounted for as if they were treasury shares. The Group did not include these ordinary shares in the calculation of basic and diluted net income per share for the year ended December 31, 2013, 2014 and 2015 as these shares are not considered outstanding for net income per share calculation purposes.